                                                                 Exhibit 10(i).4

                          COMMERCIAL SECURITY AGREEMENT

---------      ----------  ----------  ----------  ---------  -------  -------  --------
Principal      Loan Date   Maturity    Loan No     Call/Coll  Account  Officer  Initials
$6,250,000.00  08-30-2007  08-28-2009  1089921654  410 / 4               703
---------      ----------  ----------  ----------  ---------  -------  -------  --------
References  in the shaded  area are for  Lender's  use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing "***" has been omitted due to text length limitations.

--------------------------------------------------------------------------------

Grantor:  MorAmerica Capital Corporation
          101 2nd Street SE Ste 800
          Cedar Rapids, IA  52401

Lender:   Cedar Rapids Bank and Trust Company
          500 1st Avenue NE Ste 100, P.O. Box 789
          Cedar Rapids, IA  52406-0789

================================================================================

THIS COMMERCIAL  SECURITY  AGREEMENT dated August 30, 2007, is made and executed between  MorAmerica  Capital  Corporation  ("Grantor") and Cedar Rapids Bank and
Trust Company ("Lender").

GRANT OF SECURITY INTEREST. For valuable consideration, Grantor grants to Lender a security interest in the Collateral to secure the Indebtedness and agrees that
Lender  shall  have the  rights  stated in this  Agreement  with  respect to the
Collateral, in addition to all other rights which Lender may have by law.

COLLATERAL  DESCRIPTION.  The word  "Collateral" as used in this Agreement means the  following  described  property,  whether now owned or  hereafter  acquired, whether now  existing or  hereafter  arising,  and  wherever  located,  in which
Grantor  is  giving  to  Lender  a  security  interest  for the  payment  of the indebtedness  and performance of all other  obligations  under the Note and this
Agreement:

         All inventory,  equipment,  accounts  (including but not limited to all
         health-care-insurance    receivables),   chattel   paper,   instruments
         (including but not limited to all promissory  notes),  letter-of-credit rights,  letters of credit,  documents,  deposit  accounts,  investment property,  money, other rights to payment and performance,  and general intangibles  (including but not limited to all software and all payment intangibles);  all oil, gas and other minerals before  extraction;  all
         oil,  gas,  other  minerals  and  accounts  constituting   as-extracted
         collateral;  all  fixtures;  all  timber  to be cut;  all  attachments, accessions,  accessories,  fittings,  increases, tools, parts, repairs, supplies,  and commingled goods relating to the foregoing property, and all additions, replacements of and substitutions for all or any part of the foregoing property; all insurance refunds relating to the foregoing property; all good will relating to the foregoing property; all records and data and embedded software relating to the foregoing property,  and all equipment,  inventory and software to utilize, create, maintain and process  any  such  records  and  data  on  electronic  media;  and all supporting  obligations relating to the foregoing property; all whether now  existing or  hereafter  arising,  whether  now owned or  hereafter acquired  or  whether  now or  hereafter  subject  to any rights in the foregoing  property;  and all products and proceeds  (including but not limited to all  insurance  payments)  of or relating  to the  foregoing property.

In addition, the word "Collateral" also includes all the following,  whether now owned or hereafter  acquired,  whether now existing or  hereafter  arising,  and wherever located:

         (A) All accessions,  attachments,  accessories, tools, parts, supplies, replacements  of and  additions  to any  of  the  collateral  described herein, whether added now or later.

         (B) All products  and produce of any of the property  described in this
         Collateral section.

         (C) All accounts,  general  intangibles,  instruments,  rents,  monies, payments,  and  all  other  rights,  arising  out  of  a  sale,  lease, consignment or other  disposition  of any of the property  described in this Collateral section.

         (D)  All  proceeds  (including   insurance  proceeds)  from  the  sale,
         destruction,  loss,  or  other  disposition  of  any  of  the  property described in this Collateral  section,  and sums due from a third party who has  damaged  or  destroyed  the  Collateral  or from that  party's insurer, whether due to judgment, settlement or other process.

                         COMMERCIAL SECURITY AGREEMENT
                                  (Continued)
Loan No.:  1089921654                                                     Page 2
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         (E) All records and data  relating to any of the property  described in this Collateral section, whether in the form of a writing,  photograph, microfilm,  microfiche,  or  electronic  media,  together  with  all of
         Grantor's right,  title,  and interest in and to all computer  software required to utilize,  create, maintain, and process any such records or data on electronic media.

CROSS-COLLATERALIZATION.  In addition to the Note,  this  Agreement  secures all obligations, debts and liabilities, plus interest thereon, of Grantor to Lender, or any one or more of them, as well as all claims by Lender  against  Grantor or any one or more of them,  whether now  existing or  hereafter  arising,  whether related or unrelated to the purpose of the Note, whether voluntary or otherwise, whether due or not due, direct or indirect, determined or undetermined, absolute or  contingent,  liquidated  or  unliquidated,  whether  Grantor  may be  liable individually  or jointly with others,  whether  obligated as guarantor,  surety, accommodation party or otherwise,  and whether recovery upon such amounts may be or hereafter  may become barred by any statute of  limitations,  and whether the obligation  to repay such  amounts  may be or  hereafter  may  become  otherwise unenforceable.

FUTURE  ADVANCES.  In addition to the Note,  this  Agreement  secures all future advances  made by Lender to Grantor  regardless of whether the advances are made
a) pursuant to a commitment or b) for the same purposes.

RIGHT OF SETOFF.  To the extent  permitted by applicable  law, Lender reserves a right of  setoff  in all  Grantor's  accounts  with  Lender  (whether  checking, savings,  or some other  account).  This  includes  all accounts  Grantor  holds jointly  with  someone  else and all  accounts  Grantor  may open in the future.
However,  this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Grantor  authorizes  Lender, to the extent  permitted by  applicable  law, to charge or setoff all sums owing on the
Indebtedness against any and all such accounts.

GRANTOR'S  REPRESENTATIONS  AND WARRANTIES WITH RESPECT TO THE COLLATERAL.  With
respect to the Collateral, Grantor represents and promises to Lender that:

         Perfection  of  Security  Interest.  Grantor  agrees  to take  whatever actions  are  requested  by Lender to  perfect  and  continue  Lender's security  interest in the Collateral.  Upon request of Lender,  Grantor will  deliver  to Lender  any and all of the  documents  evidencing  or constituting  the Collateral,  and Grantor will note Lender's  interest upon any and all chattel  paper and  instruments  if not  delivered  to
         Lender for possession by Lender.

         Notices to Lender.  Grantor will  promptly  notify Lender in writing at
         Lender's  address  shown above (or such other  addresses  as Lender may designate from time to time) prior to any (1) change in Grantor's name;
         (2) change in Grantor's  assumed  business  name(s);  (3) change in the management of the  Corporation  Grantor;  (4) change in the  authorized signer(s); (5) change in Grantor's principal office address; (6) change in Grantor's state of organization;  (7) conversion of Grantor to a new or different type of business entity; or (8) change in any other aspect of Grantor  that  directly  or  indirectly  relates  to any  agreements between  Grantor and Lender.  No change in  Grantor's  name or state of organization will take effect until after Lender has received notice.

         No Violation.  The execution  and delivery of this  Agreement  will not violate any law or agreement governing Grantor or to which Grantor is a party, and its certificate or articles of  incorporation  and bylaws do not prohibit any term or condition of this Agreement.

         Enforceability of Collateral.  To the extent the Collateral consists of accounts,  chattel  paper,  or general  intangibles,  as defined by the
         Uniform  Commercial  Code,  the Collateral is enforceable in accordance with its terms, is genuine, and fully complies with all applicable laws and regulations  concerning form, content and manner of preparation and execution,  and all persons appearing to be obligated on the Collateral have  authority  and capacity to contract and are in fact  obligated as they appear to be on the  Collateral.  At the time any account  becomes subject to a security interest in favor of Lender, the account shall be a  good  and  valid  account  representing  an  undisputed,  bona  fide indebtedness  incurred  by the account  debtor,  for  merchandise  held subject to delivery  instructions  or  previously  shipped or delivered pursuant to a contract of sale, or for services previously performed by
         Grantor  with  or for the  account  debtor.  So long as this  Agreement remains in effect,  Grantor shall not,  without  Lender's prior written consent,  compromise,  settle,  adjust, or extend payment under or with regard to any such Accounts. There shall be no setoffs or counterclaims against any of the  Collateral,  and no agreement  shall have been made under which any  deductions or discounts may be claimed  concerning the
         Collateral except those disclosed to Lender in writing.

         Location of the Collateral.  Except in the ordinary course of Grantor's business,  Grantor  agrees to keep the Collateral (or to the extent the
         Collateral  consists of intangible property such as accounts or general intangibles,  the  records  concerning  the

                         COMMERCIAL SECURITY AGREEMENT
                                  (Continued)
Loan No.:  1089921654                                                     Page 3
================================================================================

         Collateral)  at  Grantor's  address  shown  above  or  at  such   other
         locations as are  acceptable to Lender. Upon Lender's request,  Grantor will  deliver to Lender  in form  satisfactory  to Lender a schedule of
         real  properties  and  Collateral   locations  relating   to  Grantor's
         operations,  including without  limitation the following:  (1) all real property Grantor owns or  is purchasing;  (2) all real property Grantor is renting  or leasing; (3) all storage facilities Grantor owns, rents, leases,  or uses;  and (4) all other  properties where Collateral is or may be located.

         Removal of the  Collateral.  Except in the ordinary course of Grantor's business,  including the sales of  inventory,  Grantor shall not remove the  Collateral  from its  existing  location  without  Lender's  prior written  consent.  To  the  extent  that  the  Collateral  consists  of vehicles,  or other titled  property,  Grantor shall not take or permit any action which would require  application  for  certificates of title for the  vehicles  outside the State of Iowa,  without  Lender's  prior written consent.  Grantor shall,  whenever requested,  advise Lender of the exact location of the Collateral.

         Transactions  Involving  Collateral.   Except  for  inventory  sold  or
         accounts collected in the ordinary course of Grantor's business,  or as otherwise provided for in this Agreement, Grantor shall not sell, offer to sell,  or  otherwise  transfer or dispose of the  Collateral.  While
         Grantor  is not in  default  under  this  Agreement,  Grantor  may sell inventory,  but only in the ordinary course of its business and only to buyers who qualify as a buyer in the  ordinary  course of  business.  A sale in the ordinary  course of Grantor's  business  does not include a transfer in partial or total  satisfaction  of a debt or any bulk sale.
         Grantor shall not pledge,  mortgage,  encumber or otherwise  permit the
         Collateral to be subject to any lien,  security interest,  encumbrance, or  charge,  other  than the  security  interest  provided  for in this
         Agreement,  without the prior written consent of Lender.  This includes security  interests  even if junior in right to the security  interests granted under this  Agreement.  Unless  waived by Lender,  all proceeds from any disposition of the Collateral  (for whatever  reason) shall be held in trust for  Lender  and shall not be  commingled  with any other funds;  provided however, this requirement shall not constitute consent by Lender to any sale or other disposition. Upon receipt, Grantor shall immediately deliver any such proceeds to Lender.

         Title.  Grantor  represents  and warrants to Lender that Grantor  holds good and  marketable  title to the  Collateral,  free and  clear of all liens and encumbrances except for the lien of this Agreement. The liens granted  hereby are not the type of lien  referred to in Chapter 575 of the Iowa Code Supplement, as now enacted or hereafter modified, amended or replaced.  Grantor,  for itself and all persons claiming by, through or under  Grantor,  agrees that it claims no lien or right to a lien of the type  contemplated  by Chapter 575 or any other chapter of the Code of Iowa and further waives all notices and rights  pursuant to said law with respect to the liens hereby  granted,  and represents and warrants that it is the sole party  entitled  to do so and agrees to  indemnify, defend,  and hold  harmless  Lender from any loss,  damage,  and costs, including  reasonable  attorney fees,  threatened or suffered by Lender arising  either  directly or indirectly as a result of any claim of the applicability  of said law to the liens  hereby  granted.  No financing statement  covering  any of the  Collateral  is on file  in any  public office other than those which reflect the security  interest created by this Agreement or to which Lender has specifically  consented.  Grantor shall defend Lender's  rights in the Collateral  against the claims and demands of all other persons.

         Repairs and  Maintenance.  Grantor agrees to keep and maintain,  and to cause others to keep and maintain, the Collateral in good order, repair and  condition  at all times  while this  Agreement  remains in effect.
         Grantor  further agrees to pay when due all claims for work done on, or
         services  rendered  or  material   furnished  in  connection  with  the
         Collateral  so that no lien or  encumbrance  may ever  attach  to or be filed against the Collateral.

         Inspection   of    Collateral.    Lender   and   Lender's    designated
         representatives and agents shall have the right at all reasonable times to examine and inspect the Collateral wherever located.

         Taxes,  Assessments  and  Liens.  Grantor  will pay when due all taxes, assessments and liens upon the Collateral,  its use or operation,  upon this  Agreement,  upon  any  promissory  note or notes  evidencing  the
         Indebtedness,  or upon any of the other Related Documents.  Grantor may withhold  any such  payment or may elect to contest any lien if Grantor is in good faith  conducting an  appropriate  proceeding to contest the obligation to pay and so long as Lender's interest in the Collateral is not  jeopardized  in  Lender's  sole  opinion.  If  the  Collateral  is subjected to a lien which is not  discharged  within fifteen (15) days,
         Grantor shall deposit with Lender cash, a sufficient  corporate  surety bond or other security  satisfactory to Lender in an amount adequate to provide  for the  discharge  of the  lien  plus  any  interest,  costs, attorneys'  fees or other  charges  that  could  accrue  as a result of foreclosure  or sale of the  Collateral.  In any contest  Grantor shall defend itself and Lender and shall  satisfy any final adverse  judgment before enforcement against the Collateral. Grantor shall name Lender as an additional  obligee  under any surety bond  furnished in the contest proceedings.  Grantor  further  agrees to furnish  Lender with evidence that such taxes,  assessments,  and governmental and other charges have been paid in full and in a timely manner. Grantor may

                         COMMERCIAL SECURITY AGREEMENT
                                  (Continued)
Loan No.:  1089921654                                                     Page 4
================================================================================

         withhold  any  such payment or may elect to contest any lien if Grantor is in good  faith  conducting an appropriate  proceeding to contest the obligation  to pay and so long as Lender's  interest in the  Collateral is not jeopardized.

         Compliance  with  Governmental   Requirements.   Grantor  shall  comply
         promptly  with all  laws,  ordinances,  rules  and  regulations  of all governmental authorities, now or hereafter in effect, applicable to the ownership, production, disposition, or use of the Collateral, including
         all  laws  or   regulations   relating   to  the   undue   erosion   of
         highly-erodible  land or relating to the conversion of wetlands for the production of an agricultural product or commodity. Grantor may contest in good  faith any such  law,  ordinance  or  regulation  and  withhold compliance during any proceeding,  including  appropriate  appeals,  so long as Lender's interest in the Collateral,  in Lender's  opinion,  is not jeopardized.

         Hazardous   Substances.   Grantor  represents  and  warrants  that  the
         Collateral  never has been, and never will be so long as this Agreement
         remains  a  lien  on  the   Collateral,   used  in   violation  of  any
         Environmental  Laws  or  for  the  generation,   manufacture,  storage,
         transportation,  treatment,  disposal, release or threatened release of any Hazardous  Substance.  The representations and warranties contained herein  are based on  Grantor's  due  diligence  in  investigating  the
         Collateral  for Hazardous  Substances.  Grantor hereby (1) releases and waives any future claims against  Lender for indemnity or  contribution in the event  Grantor  becomes  liable for cleanup or other costs under any Environmental  Laws, and (2) agrees to indemnify,  defend, and hold harmless Lender against any and all claims and losses  resulting from a breach  of  this  provision  of  this  Agreement.  This  obligation  to indemnify and defend shall survive the payment of the  Indebtedness and the satisfaction of this Agreement.

         Maintenance of Casualty  Insurance.  Grantor shall procure and maintain all risks  insurance,  including  without  limitation  fire,  theft and liability  coverage  together  with such other  insurance as Lender may require with respect to the Collateral, in form, amounts, coverages and basis  reasonably  acceptable  to Lender  and  issued  by a company  or companies  reasonably  acceptable to Lender.  Grantor,  upon request of
         Lender,  will  deliver  to  Lender  from time to time the  policies  or certificates  of insurance in form  satisfactory  to Lender,  including stipulations that coverages will not be cancelled or diminished without at least  ten  (10)  days'  prior  written  notice  to  Lender  and not including any disclaimer of the insurer's liability for failure to give such a notice.  Each insurance policy also shall include an endorsement providing  that coverage in favor of Lender will not be impaired in any way by any act,  omission or default of Grantor or any other person. In connection  with all policies  covering assets in which Lender holds or is offered a security  interest,  Grantor will provide Lender with such loss payable or other endorsements as Lender may require. If Grantor at any time fails to obtain or maintain any  insurance  as required  under this Agreement,  Lender may (but shall not be obligated to) obtain such insurance as Lender deems  appropriate,  including if Lender so chooses
         "single interest insurance," which will cover only Lender's interest in the Collateral.

         Application of Insurance Proceeds. Grantor shall promptly notify Lender of any loss or damage to the  Collateral,  whether or not such casualty or loss is  covered  by  insurance.  Lender  may make  proof of loss if
         Grantor fails to do so within  fifteen (15) days of the  casualty.  All proceeds of any insurance on the Collateral, including accrued proceeds thereon,  shall be held by Lender as part of the Collateral.  If Lender
         consents  to  repair  or   replacement  of  the  damaged  or  destroyed
         Collateral,  Lender shall, upon satisfactory proof of expenditure,  pay or  reimburse  Grantor from the  proceeds  for the  reasonable  cost of repair  or  restoration.  If  Lender  does not  consent  to  repair  or replacement of the Collateral,  Lender shall retain a sufficient amount of the  proceeds  to pay all of the  Indebtedness,  and  shall  pay the balance to Grantor.  Any proceeds which have not been disbursed  within six (6) months after their  receipt and which Grantor has not committed to the repair or restoration of the Collateral  shall be used to prepay the Indebtedness.

         Insurance Reserves.  Lender may require Grantor to maintain with Lender reserves for payment of insurance  premiums,  which  reserves  shall be created by monthly  payments  from Grantor of a sum estimated by Lender to be  sufficient  to produce,  at least  fifteen  (15) days before the premium due date,  amounts at least equal to the insurance  premiums to be paid. If fifteen (15) days before  payment is due, the reserve funds are  insufficient,  Grantor  shall upon  demand pay any  deficiency  to
         Lender.  The reserve funds shall be held by Lender as a general deposit and shall  constitute a  non-interest-bearing  account which Lender may satisfy by payment of the  insurance  premiums  required  to be paid by
         Grantor as they become due.  Lender does not hold the reserve  funds in trust for  Grantor,  and Lender is not the agent of Grantor for payment of  the  insurance  premiums  required  to  be  paid  by  Grantor.  The responsibility  for the payment of premiums shall remain Grantor's sole responsibility.

         Insurance Reports.  Grantor,  upon request of Lender,  shall furnish to
         Lender  reports  on each  existing  policy of  insurance  showing  such information as Lender may reasonably  request  including the following:
         (1) the name of the insurer;  (2) the risks insured;  (3) the amount of the policy; (4) the property insured; (5) the then current value on the
         basis  of  which   insurance  has  been  obtained  and  the  manner  of
         determining that value;  and (6) the expiration date of the policy.  In addition,  Grantor

                         COMMERCIAL SECURITY AGREEMENT
                                  (Continued)
Loan No.:  1089921654                                                     Page 5
================================================================================

         shall  upon request by Lender  (however  not more often than  annually)
         have an  independent  appraiser  satisfactory to Lender  determine,  as applicable, the cash value or replacement cost of the Collateral.

         Financing Statements. Grantor authorizes Lender to file a UCC financing statement,  or  alternatively,  a copy of  this  Agreement  to  perfect
         Lender's security interest.  At Lender's request,  Grantor additionally agrees to sign all  other  documents  that are  necessary  to  perfect, protect,  and  continue  Lender's  security  interest in the  Property.
         Grantor will pay all filing fees,  title  transfer fees, and other fees and  costs  involved  unless  prohibited  by law or  unless  Lender  is required  by  law to pay  such  fees  and  costs.  Grantor  irrevocably appoints  Lender to execute  documents  necessary to transfer  title if there  is a  default.  Lender  may file a copy of this  Agreement  as a financing  statement.  If Grantor changes Grantor's name or address, or the name or address of any person  granting a security  interest  under this Agreement changes, Grantor will promptly notify the Lender of such change.

GRANTOR'S RIGHT TO POSSESSION AND TO COLLECT ACCOUNTS.  Until default and except as  otherwise  provided  below  with  respect  to  accounts,  Grantor  may  have possession  of the  tangible  personal  property and  beneficial  use of all the
Collateral  and may use it in any  lawful  manner  not  inconsistent  with  this
Agreement or the Related Documents,  provided that Grantor's right to possession and  beneficial use shall not apply to any  Collateral  where  possession of the
Collateral by Lender is required by law to perfect Lender's security interest in such Collateral.  Until otherwise notified by Lender, Grantor may collect any of the Collateral  consisting of accounts.  At any time and even though no Event of
Default  exists,  Lender may  exercise its rights to collect the accounts and to notify account  debtors to make payments  directly to Lender for  application to the  Indebtedness.  If  Lender  at any time has  possession  of any  Collateral, whether  before  or after an Event of  Default,  Lender  shall be deemed to have exercised  reasonable care in the custody and  preservation of the Collateral if
Lender takes such action for that purpose as Grantor shall request or as Lender, in Lender's sole discretion, shall deem appropriate under the circumstances, but failure to honor any  request  by Grantor  shall not of itself be deemed to be a failure to exercise  reasonable  care.  Lender shall not be required to take any steps necessary to preserve any rights in the Collateral  against prior parties, nor to protect,  preserve or maintain any security  interest given to secure the
Indebtedness.

LENDER'S  EXPENDITURES.  If any action or  proceeding  is  commenced  that would materially  affect  Lender's  interest in the  Collateral or if Grantor fails to comply with any provision of this Agreement or any Related Documents,  including but not limited to  Grantor's  failure to  discharge or pay when due any amounts
Grantor is  required to  discharge  or pay under this  Agreement  or any Related
Documents,  Lender on Grantor's  behalf may (but shall not be obligated to) take any  action  that  Lender  deems  appropriate,  including  but  not  limited  to discharging or paying all taxes,  liens,  security  interests,  encumbrances and other  claims,  at any time  levied or placed on the  Collateral  and paying all costs  for  insuring,  maintaining  and  preserving  the  Collateral.  All  such expenditures  incurred  or paid by  Lender  for such  purposes  will  then  bear interest at the rate  charged  under the Note from the date  incurred or paid by
Lender to the date of repayment by Grantor. All such expenses will become a part of the Indebtedness and, at Lender's option,  will (A) be payable on demand; (B)
be added to the balance of the Note and be apportioned among and be payable with any  installment  payments  to  become  due  during  either  (1) the term of any applicable  insurance  policy;  or (2) the remaining term of the Note; or (C) be treated  as a  balloon  payment  which  will be due and  payable  at the  Note's maturity.  The Agreement also will secure  payment of these amounts.  Such right shall be in addition  to all other  rights and  remedies to which  Lender may be entitled upon Default.

DEFAULT.  Each of the following shall  constitute an Event of Default under this
Agreement:

         Payment Default.  Grantor fails to make any  payment when due under the
         Indebtedness.

         Other  Defaults.  Grantor  fails to comply with or to perform any other term, obligation,  covenant or condition contained in this Agreement or in any of the  Related  Documents  or to comply  with or to perform any
         term,  obligation,   covenant  or  condition  contained  in  any  other
         agreement between Lender and Grantor.

         Default  in Favor of Third  Parties.  Should  Borrower  or any  Grantor
         default  under any  loan,  extension  of  credit,  security  agreement, purchase or sales agreement,  or any other  agreement,  in favor of any other  creditor or person that may  materially  affect any of Grantor's
         property  or   Grantor's  or  any   Grantor's   ability  to  repay  the
         Indebtedness  or  perform  their  respective   obligations  under  this
         Agreement or any of the Related Documents.

         False  Statements.  Any warranty,  representation  or statement made or furnished  to Lender by  Grantor  or on  Grantor's  behalf  under  this
         Agreement  or the  Related  Documents  is  false or  misleading  in any material  respect,  either  now or at the  time  made or  furnished  or becomes false or misleading at any time thereafter.

                         COMMERCIAL SECURITY AGREEMENT
                                  (Continued)
Loan No.:  1089921654                                                     Page 6
================================================================================

         Defective  Collateralization.  This  Agreement  or any  of the  Related
         Documents ceases to be in full force and effect  (including  failure of any  collateral  document  to  create a valid  and  perfected  security interest or lien) at any time and for any reason.

         Insolvency.  The dissolution or termination of Grantor's existence as a going  business,  the  insolvency  of  Grantor,  the  appointment  of a receiver for any part of Grantor's  property,  any  assignment  for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against
         Grantor.

         Creditor or Forfeiture  Proceedings.  Commencement  of  foreclosure  or forfeiture  proceedings,  whether by  judicial  proceeding,  self-help, repossession or any other method,  by any creditor of Grantor or by any governmental  agency against any collateral  securing the Indebtedness.
         This includes a  garnishment  of any of Grantor's  accounts,  including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Grantor as to the validity or reasonableness  of the  claim  which is the  basis of the  creditor  or forfeiture proceeding and if Grantor gives Lender written notice of the creditor or forfeiture  proceeding and deposits with Lender monies or a surety bond for the  creditor or  forfeiture  proceeding,  in an amount determined  by Lender,  in its sole  discretion,  as being an  adequate reserve or bond for the dispute.

         Events  Affecting  Guarantor.  Any of the preceding  events occurs with respect to any Guarantor of any of the  Indebtedness  or Guarantor dies or becomes  incompetent  or revokes or  disputes  the  validity  of, or liability under, any Guaranty of the Indebtedness.

         Adverse  Change.   A  material  adverse  change  occurs  in   Grantor's
         financial condition.

         Cure  Provisions.  If any  default,  other than a default in payment is curable  and if Grantor  has not been given a notice of a breach of the same  provision  of this  Agreement  within the  preceding  twelve (12)
         months, it may be cured if Grantor, after receiving written notice from
         Lender  demanding  cure of such default:  (1) cures the default  within thirty  (30) days;  or (2) if the cure  requires  more than thirty (30)
         days,  immediately  initiates steps which Lender deems in Lender's sole discretion  to  be  sufficient  to  cure  the  default  and  thereafter continues and completes all reasonable and necessary  steps  sufficient to produce compliance as soon as reasonably practical.

RIGHTS  AND  REMEDIES  ON  DEFAULT.  If an Event of  Default  occurs  under this
Agreement, at any time thereafter, Lender shall have all the rights of a secured
party  under  the  Iowa  Uniform   Commercial  Code.  In  addition  and  without
limitation,  Lender may  exercise  any one or more of the  following  rights and remedies:

         Accelerate  Indebtedness.  Lender may declare the entire  Indebtedness, including  any  prepayment  penalty  which Grantor would be required to pay,  immediately  due  and  payable,  without  notice  of any  kind to
         Grantor.

         Assemble  Collateral.  Lender may require  Grantor to deliver to Lender all or any portion of the  Collateral and any and all  certificates  of title  and other  documents  relating  to the  Collateral.  Lender  may require  Grantor to assemble  the  Collateral  and make it available to
         Lender at a place to be  designated  by Lender.  Lender also shall have full power to enter upon the property of Grantor to take  possession of and remove the Collateral.  lf the Collateral  contains other goods not covered by this Agreement at the time of  repossession,  Grantor agrees
         Lender may take such other goods, provided that Lender makes reasonable efforts to return them to Grantor after repossession.

         Sell the  Collateral.  Lender  shall  have full  power to sell,  lease, transfer,  or otherwise deal with the Collateral or proceeds thereof in
         Lender's own name or that of Grantor. Lender may sell the Collateral at public  auction or private  sale.  Unless the  Collateral  threatens to decline  speedily  in  value  or is of a  type  customarily  sold  on a recognized  market,  Lender  will give  Grantor,  and other  persons as required by law,  reasonable notice of the time and place of any public sale, or the time after which any private sale or any other disposition of the Collateral is to be made. However, no notice need be provided to any  person  who,  after  Event  of  Default  occurs,  enters  into and authenticates an agreement  waiving that person's right to notification of sale.  The  requirements  of reasonable  notice shall be met if such notice is given at least ten (10) days  before  the time of the sale or
         disposition.   All  expenses   relating  to  the   disposition  of  the
         Collateral,  including  without  limitation  the  expenses of retaking, holding, insuring, preparing for sale and selling the Collateral, shall become a part of the  Indebtedness  secured by this Agreement and shall be  payable  on  demand,  with  interest  at the Note rate from date of expenditure until repaid.

                         COMMERCIAL SECURITY AGREEMENT
                                  (Continued)
Loan No.:  1089921654                                                     Page 7
================================================================================

         Appoint  Receiver.  Lender  shall  have the  right  to have a  receiver appointed to take possession of all or any part of the Collateral, with the power to protect  and  preserve  the  Collateral,  to  operate  the
         Collateral preceding foreclosure or sale, and to collect the Rents from the Collateral  and apply the proceeds,  over and above the cost of the receivership,  against the Indebtedness. The receiver may serve without bond if  permitted  by law.  Lender's  right  to the  appointment  of a receiver  shall  exist  whether  or  not  the  apparent  value  of  the
         Collateral exceeds the Indebtedness by a substantial amount. Employment by Lender shall not disqualify a person from serving as a receiver.

         Collect Revenues,  Apply Accounts.  Lender,  either itself or through a receiver,  may collect the payments,  rents,  income, and revenues from the Collateral.  Lender may at any time in Lender's discretion transfer any Collateral  into Lender's own name or that of Lender's  nominee and receive the payments,  rents,  income,  and revenues therefrom and hold the same as security for the Indebtedness or apply it to payment of the
         Indebtedness  in such  order of  preference  as Lender  may  determine.
         Insofar as the Collateral  consists of accounts,  general  intangibles, insurance  policies,  instruments,  chattel paper, choses in action, or similar  property,  Lender may demand,  collect,  receipt for,  settle, compromise, adjust, sue for, foreclose, or realize on the Collateral as
         Lender may determine, whether or not Indebtedness or Collateral is then due.  For these  purposes,  Lender may, on behalf of and in the name of
         Grantor, receive, open and dispose of mail addressed to Grantor; change any  address to which mail and  payments  are to be sent;  and  endorse notes, checks,  drafts, money orders,  documents of title,  instruments
         and  items  pertaining  to  payment,   shipment,   or  storage  of  any
         Collateral. To facilitate collection, Lender may notify account debtors and obligors on any Collateral to make payments directly to Lender.

         Obtain  Deficiency.  If  Lender  chooses  to  sell  any  or  all of the
         Collateral,  Lender  may  obtain a  judgment  against  Grantor  for any
         deficiency   remaining  on  the   Indebtedness   due  to  Lender  after
         application  of all amounts  received  from the  exercise of the rights provided in this  Agreement.  Grantor  shall be liable for a deficiency even  if the  transaction  described  in this  subsection  is a sale of accounts or chattel paper.

         Other  Rights  and  Remedies.  Lender  shall  have all the  rights  and remedies  of a secured  creditor  under the  provisions  of the Uniform
         Commercial  Code,  as may be amended  from time to time.  In  addition,
         Lender shall have and may exercise any or all other rights and remedies it may have available at law, in equity, or otherwise.

         Election of Remedies.  Except as may be prohibited  by applicable  law, all  of  Lender's  rights  and  remedies,  whether  evidenced  by  this
         Agreement,  the Related  Documents,  or by any other writing,  shall be cumulative and may be exercised singularly or concurrently. Election by
         Lender to pursue  any  remedy  shall not  exclude  pursuit of any other remedy,  and an  election  to make  expenditures  or to take  action to perform an obligation of Grantor under this Agreement,  after Grantor's failure  to  perform,  shall not  affect  Lender's  right to  declare a default and exercise its remedies.

COMMERCIAL SECURITY AGREEMENT ADDENDUM. An exhibit,  titled "Commercial Security
Agreement Addendum," is attached to this Agreement and by this reference is made a part of this Agreement just as if all the provisions,  terms and conditions of the Exhibit had been fully set forth in this Agreement.

MISCELLANEOUS  PROVISIONS.  The following miscellaneous provisions are a part of this Agreement:

         Amendments.  This  Agreement,  together  with  any  Related  Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement.  No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

         Attorneys' Reasonable Fees; Expenses. Grantor agrees to pay upon demand all of  Lender's  costs and  expenses,  including  Lender's  attorneys'
         reasonable fees and Lender's   legal  expenses,  incurred in connection
         with the enforcement of this Agreement.  Lender may hire or pay someone else to help enforce this  Agreement,  and Grantor  shall pay the costs and expenses of such  enforcement.  Costs and expenses include Lender's attorneys'  fees and legal expenses  whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings
         (including   efforts  to  modify  or  vacate  any  automatic   stay  or
         injunction),  appeals,  and any  anticipated  post-judgment  collection services.  Grantor  also shall pay all court costs and such  additional fees as may be directed by the court.

         Caption   Headings.   Caption   headings  in  this  Agreement  are  for
         convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

                         COMMERCIAL SECURITY AGREEMENT
                                  (Continued)
Loan No.:  1089921654                                                     Page 8
================================================================================

         Governing   Law.  This  Agreement  will  be  governed  by  federal  law applicable  to Lender and, to the extent not  preempted by federal law, the laws of the State of Iowa  without  regard to its  conflicts of law provisions.  This Agreement has been accepted by Lender in the State of
         Iowa.

         Choice of Venue.  If there is a lawsuit,  Grantor  agrees upon Lender's request to submit to the  jurisdiction  of the  courts of Linn  County,
         State of Iowa.

         No Waiver by  Lender.  Lender  shall not be deemed to have  waived  any rights under this Agreement  unless such waiver is given in writing and signed  by  Lender.  No delay or  omission  on the  part of  Lender  in exercising  any right  shall  operate  as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement  shall not  prejudice or  constitute a waiver of Lender's  right  otherwise to demand strict  compliance with that provision or any other provision of this  Agreement.  No prior waiver by Lender,  nor any course of dealing between  Lender  and  Grantor,  shall  constitute  a  waiver  of any of
         Lender's  rights or of any of  Grantor's  obligations  as to any future transactions.  Whenever  the consent of Lender is  required  under this
         Agreement, the granting of such consent by Lender in any instance shall not constitute  continuing  consent to subsequent  instances where such consent is  required  and in all cases such  consent  may be granted or withheld in the sole discretion of Lender.

         Notices.  Any notice required to be given under this Agreement shall be given in writing, and shall be effective when actually delivered,  when actually received by telefacsimile  (unless otherwise required by law), when deposited with a nationally  recognized  overnight courier, or, if mailed,  when  deposited  in the United  States  mail,  as first class, certified or registered mail postage prepaid, directed to the addresses shown near the  beginning of this  Agreement.  Any party may change its address for  notices  under this  Agreement  by giving  formal  written notice to the other parties,  specifying that the purpose of the notice is to change the party's address.  For notice purposes,  Grantor agrees to keep Lender  informed  at all times of  Grantor's  current  address.
         Unless otherwise provided or required by law, if there is more than one
         Grantor,  any  notice  given by Lender to any  Grantor  is deemed to be notice given to all Grantors.

         Power  of  Attorney.   Grantor  hereby  appoints  Lender  as  Grantor's
         irrevocable attorney-in-fact for the purpose of executing any documents necessary  to perfect,  amend,  or to continue  the  security  interest granted in this Agreement or to demand  termination of filings of other
         secured   parties.   Lender  may  at  any  time,  and  without  further
         authorization  from  Grantor,  file a  carbon,  photographic  or  other reproduction of any financing statement or of this Agreement for use as a financing  statement.  Grantor will reimburse Lender for all expenses for the perfection and the  continuation  of the perfection of Lender's security interest in the Collateral.

         Severability.  If a court of competent jurisdiction finds any provision of this Agreement to be illegal,  invalid,  or  unenforceable as to any circumstance,  that  finding  shall  not make the  offending  provision illegal,  invalid,  or unenforceable as to any other  circumstance.  If feasible,  the offending provision shall be considered modified so that it becomes legal,  valid and  enforceable.  If the offending  provision cannot  be so  modified,  it  shall be  considered  deleted  from  this
         Agreement.   Unless   otherwise   required  by  law,  the   illegality,
         invalidity,  or  unenforceability  of any  provision of this  Agreement shall not affect the legality,  validity or enforceability of any other provision of this Agreement.

         Successors  and  Assigns.  Subject  to any  limitations  stated in this
         Agreement on transfer of Grantor's  interest,  this Agreement  shall be binding upon and inure to the benefit of the parties,  their successors and assigns.  If ownership of the Collateral becomes vested in a person other than Grantor,  Lender,  without notice to Grantor,  may deal with
         Grantor's   successors   with  reference  to  this  Agreement  and  the
         Indebtedness  by way of  forbearance  or  extension  without  releasing
         Grantor from the  obligations of this Agreement or liability  under the
         Indebtedness.

         Survival  of  Representations  and  Warranties.   All  representations,
         warranties,  and  agreements  made by Grantor in this  Agreement  shall survive  the  execution  and  delivery  of  this  Agreement,  shall  be continuing  in nature,  and shall remain in full force and effect until such time as Grantor's Indebtedness shall be paid in full.

         Time is of  the Essence.  Time is of the essence in the  performance of this Agreement.

         Waive Jury. All parties to this Agreement hereby waive the right to any jury trial in any action,  proceeding,  or counterclaim  brought by any party against any other party.

                         COMMERCIAL SECURITY AGREEMENT
                                  (Continued)
Loan No.:  1089921654                                                     Page 9
================================================================================

DEFINITIONS.  The following capitalized words and terms shall have the following meanings  when  used  in  this  Agreement.  Unless  specifically  stated  to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the  plural,  and the plural  shall  include  the  singular,  as the context may require.  Words and terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code:

         Agreement.   The  word  "Agreement"  means  this  Commercial   Security
         Agreement,  as this  Commercial  Security  Agreement  may be amended or modified  from time to time,  together  with all exhibits and schedules attached to this Commercial Security Agreement from time to time.

         Borrower.  The word "Borrower" means MorAmerica Capital Corporation and includes all  co-signers  and co-makers  signing the Note and all their successors and assigns.

         Collateral.  The word "Collateral"  means all of Grantor's right, title and  interest  in  and  to  all  the  Collateral  as  described  in the
         Collateral Description section of this Agreement.

         Default.  The  word  "Default"  means  the  Default  set  forth in this
         Agreement in the section titled "Default".

         Environmental  Laws.  The words  "Environmental  Laws" mean any and all state, federal and local statutes,  regulations and ordinances relating to the protection of human health or the environment, including without limitation the Comprehensive Environmental Response,  Compensation, and
         Liability  Act of 1980,  as amended,  42 U.S.C.  Section  9601, et seq.
         ("CERCLA"),  the Superfund  Amendments and Reauthorization Act of 1986,
         Pub. L. No. 99-499  ("SARA"),  the Hazardous  Materials  Transportation
         Act, 49 U.S.C.  Section 1801, et seq.,  the Resource  Conservation  and
         Recovery Act, 42 U.S.C.  Section  6901,  et seq.,  or other  applicable state or federal laws, rules, or regulations adopted pursuant thereto.

         Event of Default.  The words "Event of Default"  mean any of the events of default set forth in this  Agreement in the default  section of this
         Agreement.

         Grantor. The word "Grantor" means MorAmerica Capital Corporation.

         Guarantor.  The  word  "Guarantor"  means  any  guarantor,  surety,  or accommodation party of any or all of the Indebtedness.

         Guaranty.  The word  "Guaranty"  means the guaranty  from  Guarantor to
         Lender,  including without  limitation a guaranty of all or part of the
         Note.

         Hazardous Substances.  The words "Hazardous  Substances" mean materials that, because of their quantity, concentration or physical, chemical or infectious  characteristics,  may cause or pose a present or  potential hazard  to  human  health  or the  environment  when  improperly  used, treated, stored, disposed of, generated,  manufactured,  transported or otherwise handled.  The words "Hazardous  Substances" are used in their very  broadest  sense  and  include  without  limitation  any  and  all hazardous  or toxic  substances,  materials  or waste as  defined by or listed under the  Environmental  Laws. The term "Hazardous  Substances"
         also includes, without limitation,  petroleum and petroleum by-products or any fraction thereof and asbestos.

         Indebtedness.  The word "Indebtedness" means the indebtedness evidenced by the Note or Related Documents,  including all principal and interest together with all other  indebtedness  and costs and expenses for which
         Grantor is responsible under this Agreement or under any of the Related
         Documents. Specifically, without limitation,  Indebtedness includes the future  advances set forth in the Future Advances  provision,  together with all  interest  thereon  and all  amounts  that  may be  indirectly secured by the Cross-Collateralization provision of this Agreement.

         Lender.  The word "Lender"  means Cedar Rapids Bank and Trust  Company, its successors and assigns.

         Note.  The word "Note" means the Notes  executed by MorAmerica  Capital
         Corporation  dated  August 30,  2007,  together  with all  renewals of, extensions of,  modifications of,  refinancings of,  consolidations of, and substitutions.

         Property.  The word "Property" means all of Grantor's right,  title and interest in and to all the  Property as  described  in the  "Collateral
         Description" section of this Agreement.

                         COMMERCIAL SECURITY AGREEMENT
                                  (Continued)
Loan No.:  1089921654                                                    Page 10
================================================================================

         Related  Documents.  The words "Related  Documents" mean all promissory notes, credit agreements,  loan agreements,  environmental  agreements, guaranties,  security agreements,  mortgages,  deeds of trust, security deeds, collateral mortgages, and all other instruments,  agreements and documents,  whether now or hereafter  existing,  executed in connection with the Indebtedness.

GRANTOR HAS READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS  COMMERCIAL  SECURITY
AGREEMENT AND AGREES TO ITS TERMS. THIS AGREEMENT IS DATED AUGUST 30, 2007.

GRANTOR  ACKNOWLEDGES  RECEIPT OF A COMPLETED COPY OF THIS  COMMERCIAL  SECURITY
AGREEMENT AND ALL OTHER DOCUMENTS RELATING TO THIS DEBT.

GRANTOR:

MORAMERICA CAPITAL CORPORATION

By:  /s/ David R. Schroder
    --------------------------------------------------------------
    David R. Schroder, President of MorAmerica Capital Corporation

LENDER:

CEDAR RAPIDS BANK AND TRUST COMPANY

By:  /s/ Dana L. Nichols
    ---------------------------------------------------------------
    Dana L. Nichols, Senior Vice President

                     COMMERCIAL SECURITY AGREEMENT ADDENDUM

---------      ----------  ----------  ----------  ---------  -------  -------  --------
Principal      Loan Date   Maturity    Loan No     Call/Coll  Account  Officer  Initials
$6,250,000.00  08-30-2007  08-28-2009  1089921654  410 / 4               703                                                           703
---------      ----------  ----------  ----------  ---------  -------  -------  --------
References  in the shaded  area are for  Lender's  use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing "***" has been omitted due to text length limitations.

--------------------------------------------------------------------------------

Grantor:  MorAmerica Capital Corporation
          101 2nd Street SE Ste 800
          Cedar Rapids, IA  52401

Lender:   Cedar Rapids Bank and Trust Company
          500 1st Avenue NE Ste 100, P.O. Box 789
          Cedar Rapids, IA  52406-0789

================================================================================

This COMMERCIAL SECURITY AGREEMENT ADDENDUM is attached to and by this reference is made a part of the Commercial Security Agreement,  dated August 30, 2007, and executed in connection  with a loan or other  financial  accommodations  between
CEDAR RAPIDS BANK AND TRUST COMPANY and MorAmerica Capital Corporation.

Lender  acknowledges  that Lender has been granted all rights of Borrower in the collateral  and that  Lender  will be  subject to any and all  restrictions  and conditions contained in the underlying instruments and securities.

Notwithstanding  any other  provisions,  the net cash  proceeds from the sale of collateral will be applied as provided in the Promissory Notes.

Right to Pledge.  Grantor does have the full right, power and authority to enter into this Agreement and pledge the  Collateral,  except that Grantor's  right to pledge the instruments and securities  listed on Schedule 2 attached are subject to certain contractual restrictions which prohibit or limit Grantor's ability to pledge those instruments or securities.

Transactions  Involving  Collateral.  Grantor  may  liquidate  portions  of  the
Collateral in accordance with the terms of respective  securities or instruments in the ordinary course of business.

THIS COMMERCIAL SECURITY AGREEMENT ADDENDUM IS EXECUTED ON AUGUST 30, 2007.

GRANTOR:

MORAMERICA CAPITAL CORPORATION

By:  /s/ David R. Schroder
   ---------------------------------------------------------------
    David R. Schroder, President of MorAmerica Capital Corporation

LENDER:

CEDAR RAPIDS BANK AND TRUST COMPANY

By:  /s/ Dana L. Nichols
   ---------------------------------------------------------------
    Dana L. Nichols, Senior Vice President